UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03                                           Bankruptcy or Receivership.

On September 25, 2013, Lone Pine Resources Inc. (“Lone Pine” or the “Company”) commenced proceedings in the Court of Queen’s Bench of Alberta under the Companies’ Creditors Arrangement Act (“CCAA”) and ancillary proceedings under Chapter 15 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.  Lone Pine, Lone Pine Resources Canada Ltd. (“LPR Canada”) and all other subsidiaries of the Company are parties to the CCAA and Chapter 15 proceedings.

The CCAA and Chapter 15 proceedings were filed to implement a plan of restructuring in accordance with Support Agreements (the “Support Agreements”), dated September 24, 2013, among Lone Pine, LPR Canada and the Company’s other subsidiaries and certain holders of LPR Canada’s outstanding 10.375% Senior Notes due 2017 (the “Senior Notes”), who in aggregate hold approximately 75% of the Senior Notes (the “Supporting Noteholders”).  Pursuant to the Support Agreements, the Company has agreed to pursue a restructuring through a plan of compromise and arrangement under the CCAA, which will be subject to creditor and court approval, and ancillary proceedings under Chapter 15 of the United States Bankruptcy Code for recognition of the CCAA proceedings.  Each of the Supporting Noteholders has agreed under the terms of its Support Agreement to support the restructuring plan and vote their claims under the Senior Notes in favor of its approval at any meeting of creditors to be held for that purpose.

While definitive terms will be set forth in the CCAA plan of compromise and arrangement, the restructuring provides for the cancellation of all outstanding shares of Lone Pine common stock, the conversion of all Senior Notes into new common equity, and a new equity investment of US$100 million by holders of the Senior Notes (the “Noteholders”) through a private offering to eligible Noteholders of convertible preferred shares (the “Share Offering”).  The proposed restructuring is the result of agreements reached with Supporting Noteholders representing a significant majority of the outstanding Senior Notes, and consideration by the board of directors of Lone Pine, with advice from its financial and legal advisors, of all available alternatives.  Based on such consideration and advice, the board of directors of Lone Pine has determined that the proposed restructuring is in the best interests of the Company.

The restructuring contemplates that the Share Offering will be made available to all eligible Noteholders on a pro rata basis pursuant to available exemptions from the prospectus requirements of Canadian securities legislation and the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and certain of the Supporting Noteholders (the “Backstopping Noteholders”) have provided a backstop commitment to subscribe for any portion of the proposed Share Offering that is not taken up by other Noteholders in accordance with Backstop Agreements (the “Backstop Agreements”), dated September 24, 2013, among Lone Pine, LPR Canada and the Company’s other subsidiaries and such Backstopping Noteholders.  The preferred shares to be issued under the Share Offering will be convertible, in aggregate, into such number of common shares as is equal to the 75% of the common shares outstanding on an “as converted” basis on completion of the restructuring.  The preferred shares will carry preferential dividend and liquidation rights, and certain corporate transactions and other matters will, following completion of the restructuring, be subject to preferred shareholder approval in certain circumstances. Details concerning the timing and mechanics of participating in the Share Offering, including as an additional backstop party, will be made available as part of the meeting materials to be sent to all Noteholders.

It is a condition to the restructuring that Lone Pine obtain a new secured credit facility, and the Company is engaged in active lender discussions for this purpose.  Proceeds from the Share Offering and borrowings under the new credit facility will be used, in part, to repay all indebtedness under the Company’s existing secured credit facility, which as of September 24, 2013 was approximately Cdn$180 million.

During the CCAA proceedings, Lone Pine expects to continue with its day-to-day operations, and employee obligations and any trade payables incurred after the date hereof are expected to be paid or satisfied in the ordinary course.  The Company has agreed to the principal terms of a new Cdn$10 million debtor-in-possession credit facility with certain of its existing secured lenders, subject to the negotiation and execution of definitive documentation. The debtor-in-possession credit facility, together with current cash balances of Cdn$4 million and anticipated cash flow from operations, are expected to provide sufficient liquidity to the Company through the restructuring period.

Trading of Lone Pine’s common stock on the Toronto Stock Exchange has been halted, and the Company anticipates that the trading halt will remain in effect pending delisting of the common stock. The Company expects to complete the restructuring before December 31, 2013.

The securities to be offered in connection with the restructuring have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The preferred shares will be offered only to accredited investors as such term is defined under Section 501 of Regulation D under the Securities Act.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing summary descriptions of the Support Agreements and the Backstop Agreements are not complete descriptions of the parties’ rights and obligations under such agreements and are qualified in their entirety by reference to the forms of Support Agreement and the Backstop Agreement, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

A copy of the Company’s press release related to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04                                           Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the CCAA and Chapter 15 proceedings described in Item 1.03 above constituted an event of default with respect to the following debt instruments:

•                  Indenture, dated February 14, 2012, among LPR Canada, as issuer, the other loan parties thereto, as guarantors, and U.S. National Bank Association, as trustee, under which approximately US$207.5 million principal and accrued interest was outstanding on the Senior Notes as of September 25, 2013; and

•                  Credit Agreement, dated March 18, 2011, among Lone Pine, LPR Canada, JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent and the other agents and lenders party thereto, as amended, under which approximately Cdn$180 million was outstanding as of September 24, 2013.

As a result of such event of default, all obligations under such instruments, by the terms thereof, have become due and payable.  Any efforts to enforce such payment obligations are stayed as a result of the commencement of the CCAA and Chapter 15 proceedings and the creditors’ rights of enforcement in respect thereof are subject to the applicable provisions of the CCAA and the United States Bankruptcy Code.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “plan,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements may include statements with respect to, among other things:

•                  estimates of our oil and natural gas reserves;

•                  estimates of our future oil, natural gas and NGL production, including estimates of any increases or decreases in our production;

•                  estimates of future capital expenditures;

•                  estimates of our average global market capitalization;

•                  our future financial condition and results of operations;

•                  our future revenues, cash flows and expenses;

•                  our plans to dispose of non-core assets;

•                  our plans to restructure and refinance our Senior Notes and the indebtedness outstanding under our credit agreement and otherwise complete a comprehensive restructuring;

•                  our plans to complete a new debtor-in-possession credit facility and new replacement senior secured credit facility;

•                  our plans and expectations with respect to the operation of our business and ability to satisfy our obligations and payables during the restructuring;

•                  the future delisting of our common stock on the TSX;

•                  our access to capital and expectations with respect to liquidity, capital resources and our ability to continue as a going concern;

•                  our future business strategy and other plans and objectives for future operations;

•                  our future development opportunities and production mix;

•                  our outlook on oil, natural gas and NGL prices;

•                  the amount, nature and timing of future capital expenditures, including future development costs;

•                  our ability to access the capital markets to fund capital and other expenditures;

•                  our assessment of our counterparty risk and the ability of our counterparties to perform their future obligations;

•                  the impact of federal, provincial, territorial and local political, legislative, regulatory and environmental developments in Canada, where we conduct business operations, and in the United States; and

•                  our estimates of additional costs and expenses we may incur as a separate stand-alone company.

We believe the expectations and forecasts reflected in our forward-looking statements are reasonable, but we can give no assurance that they will prove to be correct. We caution you that these forward-looking statements can be affected by inaccurate assumptions and are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production and sale of oil and natural gas. When considering forward-looking statements, you should keep in mind the assumptions, risk factors and other cautionary statements described in our Annual Report on Form 10-K , Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These assumptions and risks include, among other things:

•                  the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices;

•                  a continuation of depressed natural gas prices;

•                  the availability of capital on economic terms to fund our significant capital expenditures and acquisitions;

•                  our ability to obtain adequate financing to pursue other business opportunities;

•                  our level of indebtedness and the acceleration of such indebtedness;

•                  our ability to complete a strategic restructuring and refinancing transaction or alternative transaction, including associated risks such as (i) our ability to negotiate and execute definitive documentation with respect to the restructuring (including our ability to complete a new debtor-in-possession credit facility and new replacement senior secured credit facility) and obtain bankruptcy court approval thereof, (ii) the effects of the commencement of the CCAA and Chapter 15 proceedings on us and the interests of various creditors, equity holders and other constituents, (iii) bankruptcy court rulings and the outcomes of the proceedings in general, (iv) the length of time we will operate under the proceedings; (v) risks associated with third party motions in the proceedings, which may interfere with our ability to consummate our restructuring plan, (vi) the potential adverse effects of the proceedings on our liquidity or results of operations, (vii) our ability to execute our business and restructuring plan, (viii) increased legal and other costs related to the proceedings, (ix) our ability to maintain contracts that are critical to our operation and to obtain and maintain normal terms and relationships with our suppliers, other service providers, customers, employees, stockholders and other third parties, and (x) our ability to retain key executives, managers and employees;

•                  our ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures and meet working capital needs and our ability to continue as a going concern during the restructuring;

•                  the volatility of our stock price;

•                  our ability to replace and sustain production;

•                  a lack of available drilling and production equipment, and related services and labor;

•                  increases in costs of drilling, completion and production equipment and related services and labor;

•                  unsuccessful exploration and development drilling activities;

•                  regulatory and environmental risks associated with exploration, drilling and production activities;

•                  declines in the value of our oil and natural gas properties, resulting in ceiling test write-downs;

•                  the adverse effects of changes in applicable tax, environmental and other regulatory legislation;

•                  a deterioration in the demand for our products;

•                  the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures;

•                  the risks of conducting exploratory drilling operations in new or emerging plays;

•                  intense competition with companies with greater access to capital and staffing resources;

•                  the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of our operations; and

•                  the uncertainty related to the pending litigation against us.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.  For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report, and we undertake no obligation to update this information to reflect events or circumstances after the filing of this Current Report with the U.S. Securities and Exchange Commission, except as required by law. All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we may make or persons acting on our behalf may issue.

Item 9.01.             Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Form of Support Agreement, dated September 24, 2013, among Lone Pine, LPR Canada, the Company’s other subsidiaries and the Supporting Noteholders.

10.2	Form of Backstop Agreement, dated September 24, 2013, among Lone Pine, LPR Canada, the Company’s other subsidiaries and the Backstopping Noteholders.

99.1	Lone Pine Resources Inc. press release dated September 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated: September 25, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Support Agreement, dated September 24, 2013, among Lone Pine, LPR Canada, the Company’s other subsidiaries and the Supporting Noteholders.

10.2	Form of Backstop Agreement, dated September 24, 2013, among Lone Pine, LPR Canada, the Company’s other subsidiaries and the Backstopping Noteholders.

99.1	Lone Pine Resources Inc. press release dated September 25, 2013.